EXECUTION COPY

                         LLC INTEREST PURCHASE AGREEMENT


          LLC INTEREST PURCHASE AGREEMENT dated as of November 5, 2004, between WELLSFORD CAPITAL, a Maryland real estate investment trust ("Seller"), and ROSE HILL FUNDING, LLC, a Delaware limited liability company ("Purchaser").


          Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, its 51.0909% Class A Ownership Interest (the "LLC Interest") in Second Holding Company, LLC, a Delaware limited liability company (the "Company").

          Accordingly, the parties hereby agree as follows:

                                   ARTICLE I

                   Purchase and Sale of LLC Interest; Closing

          SECTION 1.01. Purchase and Sale of the LLC Interest. On the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.02), Seller shall sell, transfer and deliver to Purchaser, and Purchaser shall purchase from Seller, the LLC Interest for an aggregate purchase price of $15,000,000 (the "Purchase Price"), payable as set forth below in Section 1.02. The purchase and sale of the LLC Interest is referred to in this Agreement as the "Acquisition".

          SECTION 1.02. Closing Date. The closing of the Acquisition (the "Closing") shall take place at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, at 10:00 a.m. on the second business day following the satisfaction (or, to the extent permitted, the waiver) of the conditions set forth in Section 5.01, or, if on such day any condition set forth in Section 5.02 or 5.03 has not been satisfied (or, to the extent permitted, waived by the party entitled to the benefit thereof), as soon as practicable after all the conditions set forth in Article V have been satisfied (or, to the extent permitted, waived by the parties entitled to the benefits thereof), or at such other place, time and date as shall be agreed between Seller and Purchaser. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

          SECTION  1.03.  Transactions  To Be  Effected at the  Closing.  At the
     Closing:

               (a) Seller shall deliver to Purchaser an assignment in form and substance satisfactory to Purchaser assigning the LLC Interest to Purchaser, with appropriate transfer tax stamps, if any, affixed thereto; and

               (b) Purchaser shall deliver to Seller, by wire transfer to a bank account designated in writing by Seller, immediately available funds in an amount equal to the Purchase Price.

                                   ARTICLE II

                         Representations and Warranties
                                    of Seller

     Seller hereby represents and warrants to Purchaser as of the Closing Date as follows:

     SECTION 2.01. Organization. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

     SECTION 2.02. Authority; Execution and Delivery; and Enforceability. Seller has full power and authority to execute this Agreement and the other agreements and instruments, if any, executed and delivered in connection with this Agreement (the "Ancillary Agreements") to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Seller of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary investment trust action. Seller has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms

     SECTION 2.03. No Conflicts; Consents. The execution and delivery by Seller of this Agreement do not, the execution and delivery by Seller of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby and compliance by Seller with the terms hereof and thereof will not, subject to Section 9.3(h) of the Fifth Amended and Restated Operating Agreement of the Company dated as of January 1, 2002 (the "Operating Agreement"), by and among The Liberty Hampshire Company, LLC ("Liberty"), Seller, Bear Investor Joint Venture, The REIS Reports, Inc., Centre Solutions Holdings (Delaware) Limited and BPC Company, LLC ("BPC"), conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any mortgage, lien, security interest, charges, easement, lease, sublease, covenant, right of way, option, claim, restriction, or encumbrance of any kind (collectively, "Liens") upon any of the properties or assets of Seller or any of its subsidiaries under, any provision of (i) the organizational documents of Seller or any of its subsidiaries, (ii) any contract, lease, license, indenture, agreement, commitment or other legally binding arrangement (a "Contract") to which Seller or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) any judgment, order or decree ("Judgment") or statute, law, ordinance, rule or regulation ("Applicable Law") applicable to Seller or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect (A) on the ability of Seller to perform its obligations under this Agreement and the Ancillary Agreements or (B) on the ability of Seller to consummate the Acquisition and the other transactions contemplated hereby (a "Seller Material Adverse Effect"). No material consent, approval, license, permit, order or authorization ("Consent") of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required to be obtained or made by or with respect to Seller or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than those that may be required solely by reason of the participation of Purchaser (as opposed to any other third party) in the Acquisition and the other transactions contemplated hereby and by the Ancillary Agreements.

     SECTION 2.04. Litigation. There are not any (a) outstanding Judgments against or affecting Seller or any of its subsidiaries, (b) suits, actions or proceedings ("Proceedings") pending or, to the knowledge of Seller, threatened against or affecting Seller or any of its subsidiaries or (c) investigations by any Governmental Entity that are, to the knowledge of Seller, pending or threatened against or affecting Seller or any of its subsidiaries that, in any case, individually or in the aggregate, have had or could reasonably be expected to have a Seller Material Adverse Effect.

     SECTION 2.05. The LLC Interest. Seller has good and valid title to the LLC Interest, free and clear of all Liens. Assuming Purchaser has the requisite power and authority to be the lawful owner of the LLC Interest, upon the assignment to Purchaser at the Closing of the LLC Interest, and upon Seller's receipt of the Purchase Price, good and valid title to the LLC Interest will pass to Purchaser, subject to Section 9.3(h) of the Operation Agreement, free and clear of any Liens, other than those arising from acts of Purchaser or its affiliates. Other than this Agreement and the Operating Agreement, the LLC
Interest is not subject to any voting trust agreement or other Contract, including any Contract restricting or otherwise relating to the voting, dividend rights or disposition of the LLC Interest.

                                  ARTICLE III

                         Representations and Warranties
                                  of Purchaser

     Purchaser hereby represents and warrants to Seller as of the Closing Date as follows:

     SECTION 3.01. Organization. Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

     SECTION 3.02. Authority; Execution and Delivery; and Enforceability. Purchaser has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Purchaser of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action. Purchaser has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3.03. No Conflicts; Consents. The execution and delivery by Purchaser of this Agreement do not, the execution and delivery by such Purchaser of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby and compliance by Purchaser with the terms hereof and thereof will not, subject to Section 9.3(h) of the Operating
Agreement, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Purchaser or any of its subsidiaries under, any provision of (i) the organizational documents of Purchaser or any of its subsidiaries, (ii) any Contract to which Purchaser or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or
(iii) any Judgment or Applicable Law applicable to Purchaser or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement and the Ancillary Agreements or on the ability of Purchaser to consummate the Acquisition and the other transactions contemplated hereby (a "Purchaser Material Adverse Effect"). No consent of or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to Purchaser or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than those that may be required solely by reason of the participation of Seller (as opposed to any other third party) in the Acquisition and other transactions contemplated hereby and by the Ancillary Agreements.

     SECTION 3.04. Litigation. There are not any (a) outstanding Judgments against or affecting Purchaser or any of its subsidiaries, (b) Proceedings pending or, to the knowledge of Purchaser, threatened against or affecting Purchaser or any of its subsidiaries or (c) investigations by any Governmental Entity that are, to the knowledge of Purchaser, pending or threatened against or affecting Purchaser or any of its subsidiaries that, in any case, individually or in the aggregate, have had or could reasonably be expected to have a Purchaser Material Adverse Effect.

     SECTION 3.05. Securities Act. (a) The LLC Interest purchased by Purchaser pursuant to this Agreement is being acquired for investment only and not with a view to any public distribution thereof, and Purchaser shall not offer to sell or otherwise dispose of the LLC Interest so acquired by it in violation of any of the registration requirements of the Securities Act of 1933.

          (b) (i) Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto; (ii) Purchaser is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time; (iii) Purchaser is familiar with the business, operations, risks, prospects and financial condition of the Company; (iv) Purchaser is acquiring the LLC Interest "as is" without any representations or warranties of Seller regarding the business, operations, risks, prospects and financial condition of the Company; and (v) Purchaser has received all documents and information regarding the Company and its business that Purchaser has requested and has had all its questions with respect to the Company satisfactorily answered.

                                   ARTICLE IV

                                    Covenants

          SECTION 4.01. Expenses; Transfer Taxes. (a) Whether or not the Closing takes place, and except as set forth in Section 7.03, all costs and expenses incurred in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby shall be paid by the party incurring such expense.

          (b) All transfer taxes applicable to the transfer of the LLC Interest shall be paid by Purchaser. Each party shall use reasonable efforts to avail itself of any available exemptions from any such taxes or fees, and to cooperate with the other parties in providing any information and documentation that may be necessary to obtain such exemptions.

     SECTION 4.02. Brokers or Finders. Each of Purchaser and Seller represents, as to itself and its affiliates, that no agent, broker, investment banker or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

     SECTION 4.03. Certain Related Arrangements. From time to time, as and when requested by Purchaser or its affiliates, Seller shall, and shall cause its affiliates to (i) execute and deliver, or cause to be executed and delivered, all such documents and instruments and (ii) take, or cause to be taken, all such further or other actions, as Purchaser or its affiliates may reasonably deem necessary or desirable to dissolve and wind up the business of BPC.

     SECTION 4.04. Further Assurances. From time to time, as and when requested by any party, each party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions, as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

                                   ARTICLE V

                              Conditions Precedent

     SECTION 5.01. Conditions to Seller's and the Purchaser's Obligation. The obligation of Purchaser to purchase and pay for the LLC Interest and the obligation of Seller to sell the LLC Interest to Purchaser is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

          (a) Governmental Approvals. All authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity necessary for the consummation of the Acquisition shall have been obtained or filed or shall have occurred.

          (b) No Injunctions or Restraints. No Applicable Law or injunction enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect.

          (c) Termination. The Services Agreement dated as of April 7, 1999, by and among Belford Capital Holdings, LLC, Liberty and Seller, shall have been terminated.

          (d) Operating Agreement Conditions. Seller and Purchaser shall have executed and delivered to the Company any written instruments required by the Company in connection with the Acquisition in form and substance satisfactory to the Company's board of managers.

          (e) Board Approval. The execution and delivery by Seller of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Seller of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by the board of directors of Wellsford Real Properties, Inc.

     SECTION 5.02. Conditions to Obligation of Purchaser. The obligation of Purchaser to purchase and pay for the LLC Interest is subject to the satisfaction (or waiver by Purchaser) on or prior to the Closing Date of the following conditions:

          (a) Representations and Warranties. The representations and warranties of Seller in this Agreement and the Ancillary Agreements shall be true and correct in all material respects as of the Closing Date.

          (b) Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller by the time of the Closing.

          (c) Admission to Company. Purchaser shall have been admitted to the Company as a member with respect to the LLC Interest.

          (d) Other Documents. Seller shall have furnished to Purchaser such other documents relating to investment trust existence and authority, absence of Liens, and such other matters as Purchaser or its counsel may reasonably request.

     SECTION 5.03. Conditions to Obligation of Seller. The obligation of Seller to sell the LLC Interest is subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of the following conditions:

          (a) Representations and Warranties. The representations and warranties of Purchaser made in this Agreement and the Ancillary Agreements shall be true and correct in all material respects as of the Closing Date.

          (b) Performance of Obligations of Purchaser. Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with Purchaser by the time of the Closing.

     SECTION 5.04. Frustration of Closing Conditions. Neither Purchaser nor Seller may rely on the failure of any condition set forth in this Article V to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable efforts to cause the Closing to occur.

                                   ARTICLE VI

                        Termination, Amendment and Waiver

     SECTION 6.01. Termination. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Acquisition and the other transactions contemplated by this Agreement abandoned at any time prior to the
Closing:

          (i) by mutual written consent of Seller and Purchaser;

          (ii) by Seller if any of the conditions set forth in  Section 5.01  or
     5.03 shall have become incapable of fulfillment, and shall not have been waived by Seller;

          (iii) by Purchaser if any of the conditions set forth in Section 5.01 or 5.02 shall have become incapable of fulfillment, and shall not have been waived by Purchaser; or

          (iv) by Seller or Purchaser, if the Closing does not occur on or prior to December 1, 2004;

provided,  however,  that the party seeking termination pursuant to clause(ii),
(iii) or (iv) is not then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

     SECTION 6.02. Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 6.01, this Agreement shall become null and void and of no further force and effect, except for the provisions of (i) Section 4.01 relating to certain expenses,
(ii) Section 4.02   relating   to   finder's   fees   and   broker's   fees  and
(iii) Section 6.01 and this Section 6.02. Nothing in this Section 6.02 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

          (a) Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing Purchaser or Seller may waive compliance by the other with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

                                  ARTICLE VII

                               General Provisions

     SECTION 7.01. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by a party hereto (including by operation of law in connection with a merger or consolidation of such party) without the prior written consent of the other party hereto; provided, however, without the consent of Seller, Purchaser may assign or transfer its rights and obligations hereunder to an affiliate of Purchaser, and such affiliate may assume Purchaser's obligations hereunder. Any attempted assignment in violation of this Section 7.01 shall be void.

     SECTION 7.02. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

     SECTION 7.03. Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

     SECTION 7.04. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

          (i) if to Seller,

                    Wellsford  Capital
                    c/o Wellsford Real Properties, Inc.
                    535  Madison  Avenue,  26th  Floor
                    New York, New York 10022
                    Attention: Jeffrey H. Lynford

          (ii) if to Purchaser,

                    Rose Hill Funding, LLC
                    c/o The Liberty Hampshire Company, LLC
                    227 W. Monroe Street, Suite 4000
                    Chicago, IL 60606
                    Attention: Counsel

     SECTION 7.05. Interpretation; Certain Definitions. (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

          (b) For all purposes hereof:

               "affiliate"  of any person means another  person that directly or
          indirectly,   through  one  or  more  intermediaries,   controls,   is
          controlled by, or is under common control with, such first person.

               "including" means including, without limitation.

               "person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

               "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person or by another subsidiary of such first person.

     SECTION 7.06. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 7.07. Entire Agreement. This Agreement and the Ancillary Agreements contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. Neither of the parties shall be liable or bound to the other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Ancillary Agreements.

     SECTION 7.08. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

     SECTION 7.09. Consent to Jurisdiction. Each party irrevocably submits to the jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby.

     SECTION 7.10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     SECTION 7.11. Waiver of Jury Trial. Each party hereby waives to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Ancillary Agreements, as applicable, by, among other things, the mutual waivers and certifications in this Section 7.11.

     SECTION 7.12. Limitation on Recourse. This Agreement and all documents, agreements, understandings and arrangements relating to the signing of the Agreement have been executed or entered into by an officer of Seller in his/her capacity as an officer of Seller which has been formed as a Maryland real estate investment trust, and not individually, and neither the trustees, officers or shareholders of Seller shall be bound or have any personal liability hereunder or thereunder. All persons dealing with Seller shall look solely to the assets of Seller for satisfaction of any liability of Seller in respect to this Agreement and all documents, agreements, understanding and arrangements relating to this transaction and will not seek recourse or commence any action against any of the trustees, officers or shareholders of Seller or any of their personal assets for the performance or payment of any obligations hereunder or thereunder.

     IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement as of the date first written above.


                                            WELLSFORD CAPITAL,

                                            by
                                              ---------------------------------
                                              Name:
                                              Title:



                                            ROSE HILL FUNDING, LLC,

                                            by
                                               --------------------------------
                                               Name:
                                               Title: